UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2017

SPIRIT REALTY CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Drive, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
a.On June 28, 2017, Spirit Realty Capital, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). As of March 17, 2017, the record date for the 2017 Annual Meeting, there were 484,050,736 shares of common stock outstanding and entitled to vote at the 2017 Annual Meeting. The Company solicited proxies for the 2017 Annual Meeting pursuant to Section 14(a) of the Securities Exchange Act of 1934.
b.At the 2017 Annual Meeting, the stockholders of the Company:

•
elected Kevin M. Charlton, Todd A. Dunn, Richard I. Gilchrist, Jackson Hsieh, Diane M. Morefield, Sheli Z. Rosenberg, Thomas D. Senkbeil and Nicholas P. Shepherd to the board of directors of the Company (the "Board");

•	ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

•	approved, on an advisory basis, the compensation of the Company's named executive officers.
The results of the matters voted upon at the 2017 Annual Meeting were as follows:
Proposal 1: Election of Directors as described in the Proxy Statement
Proposal 1 considered at the 2017 Annual Meeting was the election of eight directors to serve on the Board until the 2018 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.
The nominees were elected with the following voting results:
Directors             Voted For     Votes Withheld Abstentions     Broker Non-Votes
Kevin M. Charlton      232,981,841      159,339,700          -          35,022,934
Todd A. Dunn          251,497,427      140,824,114          -          35,022,934
Richard I. Gilchrist      319,070,366      73,251,175          -          35,022,934
Jackson Hsieh          384,091,859      8,229,682          -          35,022,934
Diane M. Morefield      337,061,262      55,260,279          -          35,022,934
Sheli Z. Rosenberg      232,959,046      159,362,495         -          35,022,934
Thomas D. Senkbeil      337,712,631      54,608,910          -          35,022,934
Nicholas P. Shepherd      249,617,231      142,704,310          -          35,022,934
Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2017 as described in the Proxy Statement.
Proposal 2             Voted For     Votes Withheld Abstentions     Broker Non-Votes
Ratification of Ernst & Young 426,196,494 546,126         601,855         -
Proposal 3: Advisory vote to approve the compensation of the Company's named executive officers as described in the Proxy Statement.
Proposal 3            Voted For     Votes Withheld Abstentions     Broker Non-Votes
Advisory Executive
Compensation vote      345,800,020      44,150,081      2,371,435      35,022,939

c.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:     /s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr.
Chief Financial Officer, Executive Vice
President and Treasurer (Principal Financial Officer)

Date: June 29, 2017